EXHIBIT 21.1

PARK HOTELS & RESORTS INC.

LIST OF SUBSIDIARIES

Name	Jurisdiction

African American Properties (Pty) Ltd.	South Africa
African American Properties Hotels (Pty) Ltd.	South Africa
American Plaza Parking LLC	Utah
A-R HHC Orlando Convention Hotel Member, LLC	Delaware
A-R HHC Orlando Convention Hotel Mezz, LLC	Delaware
A-R HHC Orlando Convention Hotel, LLC	Delaware
Ashford HHC Partners III LP	Delaware
Atlanta Airport Lessee LLC	Delaware
Atlanta Perimeter Hotel Owner LLC	Delaware
Atlanta Perimeter Lessee LLC	Delaware
Austin Lessee LLC	Delaware
Bath City Lessee Limited	England & Wales
Belfast Hilton Limited	Northern Ireland
Belfast Lessee Limited	England & Wales
Blackpool Lessee Limited	England & Wales
Bonnet Creek Equity Holdings LLC	Delaware
Bonnet Creek Hilton Lessee LLC	Delaware
Boston Airport Lessee LLC	Delaware
BRE/FL Development Parcels L.L.C.	Delaware
Buckingham’s Chicago, LLC	Delaware
Casa Marina Equity Holdings LLC	Delaware
Casa Marina Lessee LLC	Delaware
Casa Marina Owner, LLC	Delaware
CHH Capital Hotel GP, LLC	Delaware
CHH Capital Hotel Partners, LP	Delaware
CHH Capital Tenant Corp.	Delaware
CHH III Tenant Parent Corp.	Delaware
CHH Torrey Pines Hotel GP, LLC	Delaware
CHH Torrey Pines Hotel Partners, LP	Delaware
CHH Torrey Pines Tenant Corp.	Delaware
Chicago Hilton LLC	Delaware
Chicago Lessee LLC	Delaware
Chicago O’Hare Lessee LLC	Delaware
Club Mack OPCO, L.L.C.	Nevada
Coylumbridge Lessee Limited	England & Wales
Craigendarroch Limited	Scotland
Crystal City Lessee LLC	Delaware
Crystal City LLC	Delaware
Cupertino Hotel Owner LLC	Delaware
Cupertino Lessee LLC	Delaware
DC Lessee LLC	Delaware
DJONT Leasing LLC	Delaware
Domhotel GmbH	Germany
Doubletree DTWC LLC	Delaware
Doubletree Spokane City Center LLC	Delaware
DR Spokane City Center LLC	Delaware
DT Ontario GP LLC	Delaware
DT Ontario Hotel Partners LLC	California
DT Ontario Hotel Partners Lessee	Delaware
DT Spokane Equity Holdings LLC	Delaware
DTR TM Holdings, LLC	Arizona
DTWC Spokane City Center SPE, LLC	Delaware
Durango Lessee LLC	Delaware
Durban Hotel Asset Trust	South Africa
Earlsfort Centre Hotel Proprietors Limited	Ireland
Edinburgh Grosvenor Lessee Limited	England & Wales
Embassy Suites Austin LLC	Delaware
Embassy Suites Phoenix Airport LLC	Delaware

EPT Kansas City Limited Partnership	Delaware
EPT Meadowlands Limited Partnership	Delaware
Fess Parker-Red Lion Hotel	California
G/B/H Condo Owner, LLC	Delaware
G/B/H Four Star, LLC	Delaware
G/B/H Golf Course, LLC	Delaware
Global Resort Partners	Hawaii
Global Resort Partners GP LLC	Delaware
Hapeville Hotel Limited Partnership	Delaware
HHC One Park Boulevard, LLC	Delaware
HIEF Germany B.V.	Netherlands
HIEF Holding GmbH	Germany
Hillview Holding GmbH	Germany
Hilton Brazil Holdings LLC	Delaware
Hilton CMBS Holdings LLC	Delaware
Hilton do Brasil Ltda.	Brazil
Hilton Domestic Property LLC	Delaware
Hilton El Segundo LLC	Delaware
Hilton Embassy Holdings LLC	Delaware
Hilton Hawaiian Village Lessee LLC	Delaware
Hilton Hawaiian Village LLC	Hawaii
Hilton International European Fund B.V.	Netherlands
Hilton International of Puerto Rico Inc.	Delaware
Hilton Land Investment 1, LLC	Delaware
Hilton New Orleans, LLC	Delaware
Hilton OPB, LLC	Delaware
Hilton Orlando Partners III, LLC	Delaware
Hilton Riverside, LLC	Delaware
Hilton Seattle Airport LLC	Delaware
Hilton Suites, LLC	Delaware
Hilton-OCCC Hotel, Inc.	Florida
HLT Alexandria Equity Holding LLC	Delaware
HLT CA Hilton LLC	Delaware
HLT DC Owner LLC	Delaware
HLT Domestic Owner LLC	Delaware
HLT GP LLC	Delaware
HLT Hawaii Holding LLC	Delaware
HLT Logan LLC	Delaware
HLT Memphis LLC	Delaware
HLT Milton Keynes Limited	England & Wales
HLT NY Hilton LLC	Delaware
HLT NY Waldorf LLC	Delaware
HLT O’Hare Inc.	Delaware
HLT Operate DTWC LLC	Delaware
HLT Owned VIII Holding LLC	Delaware
HLT Property Acquisition LLC	Delaware
HLT Resorts GP LLC	Delaware
HLT San Jose LLC	Delaware
HLT Stakis SPE Limited	England & Wales
HLT Stakis SPE Limited UK Filial	Sweden
Hotel Maatschappij Rotterdam B.V.	Netherlands
International Rivercenter, LLC	Louisiana
Islington Lessee Limited	England & Wales
Kansas City Overland Park Lessee LLC	Delaware
Kansas City Plaza Lessee LLC	Delaware
KC Plaza GP LLC	Delaware
Kenner Hotel Limited Partnership	Delaware
Key West Reach Lessee LLC	Delaware
Key West Reach Owner, LLC	Delaware
King Street Station Hotel Associates L.P.	Virginia
King Street Station Hotel Associates Lessee LLC	Delaware
Kitty O’Shea’s Chicago, LLC	Delaware
Lake Buena Vista Lessee LLC	Delaware
Las Vegas Hotel Lessee LLC	Delaware
Marin Hotel Owner LLC	Delaware

McLean Hilton LLC	Delaware
McLean Lessee LLC	Delaware
Meritex, LLC	Delaware
Miami Airport Lessee LLC	Delaware
Miami Airport LLC	Delaware
Milton Keynes Lessee Limited	England & Wales
New Orleans Airport Lessee LLC	Delaware
New Orleans Rivercenter, LP	Louisiana
New Orleans Riverside Lessee LLC	Delaware
New York Lessee LLC	Delaware
NORC Riparian Property, Inc.	Louisiana
Oakbrook Hilton Suites & Garden Inns LLC	Illinois
Oakland Airport Lessee LLC	Delaware
One Park Boulevard, LLC	Delaware
Overland Park Hotel Owner LLC	Delaware
P55 Hotel Owner LLC	Delaware
Parc 55 Lessee LLC	Delaware
Park Brazil Locações Ltda.	Brazil
Park DT Ontario Lessee Holdings LLC	Delaware
Park DT Spokane Lessee Holdings LLC	Delaware
Park Embassy Alexandria Lessee Holdings LLC	Delaware
Park Hotels & Resorts Nuremberg Lessee Ltd.	Delware
Park Intermediate Holdings LLC	Delaware
Park Las Vegas Lessee Holdings LLC	Delaware
Park Nuremberg Lessee GmbH	Germany
Park Rotterdam Lessee B.V.	Netherlands
Park TRS Operating Company	Delaware
Park UK Holding Limited	England & Wales
Park UK Lessee Holdings Limited	England & Wales
Park US Lessee Holdings, Inc.	Delaware
Park Victoria Quays Lessee Limited	England & Wales
Parsippany Hotel Owner LLC	Delaware
Parsippany Lessee LLC	Delaware
Phoenix Lessee LLC	Delaware
Phoenix SP Hilton LLC	Delaware
Pointe Squaw Lessee LLC	Delaware
Puerto Rico Caribe Lessee LLC	Delaware
Reach Equity Holdings LLC	Delaware
Rotterdam Lessee Ltd	England & Wales
S.F. Hilton LLC	Delaware
Salt Lake City Lessee LLC	Delaware
San Diego Lessee LLC	Delaware
San Francisco Lessee LLC	Delaware
San Jose Lessee LLC	Delaware
San Rafael Lessee LLC	Delaware
Santa Barbara Hotel Lessee LLC	Delaware
Santa Barbara JV Holdings LLC	Delaware
Santa Barbara Lessee Holdings LLC	Delaware
Seattle Airport DT Lessee LLC	Delaware
Seattle Airport HLT Lessee LLC	Delaware
Short Hills Hilton LLC	Delaware
Short Hills Lessee LLC	Delaware
SL Secundus Grundstücksverwaltungsgesellschaft mbH	Germany
SL Secundus Grundstücksverwaltungsgesellschaft mbH & Co. Objekt Nürnberg KG	Germany
Sonoma Lessee LLC	Delaware
Suite Life LLC	Delaware
Sunstone Park Lessee LLC	Delaware
Templepatrick Lesseee Limited	England & Wales
Tex Holdings, Inc.	Delaware
Waikoloa Village Lessee LLC	Delaware